Exhibit 99.16.a

ABERDEEN FUNDS

(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of ABERDEEN FUNDS (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints William Baltrus, Alan Goodson, Megan Kennedy, Gary Marshall, Jennifer Nichols, Lucia Sitar and Tim Sullivan, and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Aberdeen Funds as it relates to the Aberdeen Funds reorganization with Pacific Capital Funds and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 29th day of January 2010.

/s/ P. Gerald Malone	/s/ Warren C. Smith
P. Gerald Malone, Trustee	Warren C. Smith, Trustee

/s/ Richard H. McCoy	/s/ Jack Solan
Richard H. McCoy, Trustee	Jack Solan, Trustee

/s/ Peter D. Sacks	/s/ Martin Gilbert
Peter D. Sacks, Trustee	Martin Gilbert, Trustee

/s/ John T. Sheehy
John T. Sheehy, Trustee

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”). THESE POWERS INCLUDE, THE POWER TO SIGN ON YOUR BEHALF AND FILE THE FORM N-14 REGISTRATION STATEMENT OF ABERDEEN FUNDS AND ANY AMENDMENTS OR EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION.  THE POWER OF ATTORNEY ALSO GIVES YOUR AGENT THE POWER TO DO AND PERFORM IN YOUR NAME AND ON YOUR BEHALF IN ANY AND ALL CAPACITIES, ALL AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE TO ALL INTENTS AND PURPOSES AS YOU MIGHT OR COULD DO IN PERSON THAT SUCH AGENTS DEEM NECESSARY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 29th day of January 2010.

/s/ P. Gerald Malone	/s/ Warren C. Smith
P. Gerald Malone, Trustee	Warren C. Smith, Trustee

/s/ Richard H. McCoy	/s/ Jack Solan
Richard H. McCoy, Trustee	Jack Solan, Trustee

/s/ Peter D. Sacks	/s/ Martin Gilbert
Peter D. Sacks, Trustee	Martin Gilbert, Trustee

/s/ John T. Sheehy
John T. Sheehy, Trustee

ACKNOWLEDGMENT

We, the undersigned, William Baltrus, Alan Goodson, Megan Kennedy, Gary Marshall, Jennifer Nichols, Lucia Sitar and Tim Sullivan have read the attached power of attorney and are the persons identified as the agents for the trustees and/or officers of ABERDEEN FUNDS (the “Trust”), a Delaware statutory trust, and the Trust (the “Grantors”).  We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date:  January 29, 2010

/s/ William Baltrus
William Baltrus

/s/ Alan Goodson
Alan Goodson

/s/ Megan Kennedy
Megan Kennedy

/s/ Gary Marshall
Gary Marshall

/s/ Jennifer Nichols
Jennifer Nichols

/s/ Lucia Sitar
Lucia Sitar

/s/ Tim Sullivan
Tim Sullivan

ABERDEEN FUNDS

(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as officers of ABERDEEN FUNDS (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints William Baltrus, Alan Goodson, Megan Kennedy, Gary Marshall, Jennifer Nichols, Lucia Sitar and Tim Sullivan and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Aberdeen Funds as it relates to the Aberdeen Funds reorganization with Pacific Capital Funds and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 29th day of January 2010.

/s/ William Baltrus
William Baltrus, Vice President

/s/ Alan Goodson
Alan Goodson, Vice President

/s/ Sharon Greenstein
Sharon Greenstein, Assistant Treasurer

/s/ Megan Kennedy
Megan Kennedy, Secretary and Vice President

/s/ Gary Marshall
Gary Marshall, President and Chief Executive Officer

/s/ Andrea Melia
Andrea Melia, Treasurer and Chief Financial Officer

/s/ Jennifer Nichols
Jennifer Nichols, Vice President

/s/ Brian O’Neill
Brian O’Neill, Assistant Treasurer

/s/ Lucia Sitar
Lucia Sitar, Vice President and Assistant Secretary

/s/ Tim Sullivan
Tim Sullivan, Vice President

/s/ Shahreza Yusof
Shahreza Yusof, Vice President

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”). THESE POWERS INCLUDE, THE POWER TO SIGN ON YOUR BEHALF AND FILE THE FORM N-14 REGISTRATION STATEMENT OF ABERDEEN FUNDS AND ANY AMENDMENTS OR EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION.  THE POWER OF ATTORNEY ALSO GIVES YOUR AGENT THE POWER TO DO AND PERFORM IN YOUR NAME AND ON YOUR BEHALF IN ANY AND ALL CAPACITIES, ALL AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE TO ALL INTENTS AND PURPOSES AS YOU MIGHT OR COULD DO IN PERSON THAT SUCH AGENTS DEEM NECESSARY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 29th day of January 2010.

/s/ William Baltrus
William Baltrus

/s/ Alan Goodson
Alan Goodson

/s/ Sharon Greenstein
Sharon Greenstein

/s/ Megan Kennedy
Megan Kennedy

/s/ Gary Marshall
Gary Marshall

/s/ Andrea Melia
Andrea Melia

/s/ Jennifer Nichols
Jennifer Nichols

/s/ Brian O’Neill
Brian O’Neill

/s/ Lucia Sitar
Lucia Sitar

/s/ Tim Sullivan
Tim Sullivan

/s/ Shahreza Yusof
Shahreza Yusof

ACKNOWLEDGMENT

We, the undersigned, William Baltrus, Alan Goodson, Megan Kennedy, Gary Marshall, Jennifer Nichols, Lucia Sitar and Tim Sullivan have read the attached power of attorney and are the persons identified as the agents for the officers of ABERDEEN FUNDS (the “Trust”), a Delaware statutory trust, and the Trust (the “Grantors”).  We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date:  January 29, 2010

/s/ William Baltrus
William Baltrus

/s/ Alan Goodson
Alan Goodson

/s/ Sharon Greenstein
Sharon Greenstein

/s/ Megan Kennedy
Megan Kennedy

/s/ Gary Marshall
Gary Marshall

/s/ Jennifer Nichols
Jennifer Nichols

/s/ Brian O’Neill
Brian O’Neill

/s/ Lucia Sitar
Lucia Sitar

/s/ Tim Sullivan
Tim Sullivan